SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): May 26, 1999


                            GENERAL HOUSEWARES CORP.
              (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           1-7117                                 41-0919772
    (Commission File Number)            (I.R.S. Employer Identification No.)

          1536 Beech Street                            47804
         Terre Haute, Indiana
   (Address of Principal Executive offices)          (Zip Code)


                                (812) 232-1000
              (Registrant's Telephone Number, Including Area Code)


 Item 1.           Changes in Control of Registrant.  -  None.

 Item 2.           Acquisition or Disposition of Assets.  -  None.

 Item 3.           Bankruptcy or Receivership.  -  None.

 Item 4.           Change in Registrant's Certifying Accountant.  -  None.

 Item 5.           Other Events.  -  None.

 Item 6.           Resignation of Registrant's Directors.

      John A. (Pete) Bricker, Jr. resigned as Director of General Housewares Corp. on May 26, 1999 citing differences with the Board of Directors. A copy of Mr. Bricker's letter of resignation is attached to this Form 8-K as an exhibit.

      The Board of Directors of General Housewares Corp. believes that Mr. Bricker's description of the Board's actions is incomplete and incorrect. A copy of the Board's views is attached to this Form 8-K as an exhibit.

 Item 7. Financial Statements, Pro Forma Financial Information and
         Exhibits.

 (c)      Exhibits

 Exhibit No.    Exhibit

 6.1       Letter of Resignation of John A. (Pete) Bricker, Jr.
 6.2       Letter from General Housewares Corp. to John A. (Pete) Bricker,
           Jr.



                                SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GENERAL HOUSEWARES CORP.

                                    By:   /s/  Mark S. Scales
                                       -------------------------------

Date:  May 28, 1999               Name:   Mark S. Scales
                                    Title:  Vice President Chief Financial
                                            Officer and Treasurer




 EXHIBIT INDEX

 Exhibit No.    Exhibit

 6.1     Letter of Resignation of John A. (Pete) Bricker, Jr.
 6.2     Letter from General Housewares Corp. to John A. (Pete) Bricker, Jr.